Trade Receivables and Other Current Assets and Receivables	12 Months Ended
Dec. 31, 2021
Trade Receivables and Other Current Assets and Receivables
Trade Receivables and Other Current Assets and Receivables

Note 8. Trade Receivables and Other Current Assets and Receivables

8.1.Trade receivables

Trade receivables break down as follows:

	As of
	December 31,
(in thousands of euros)	2019	2020	2021
3 months or less	4	48	4,000
Between 3 and 6 months	—	—	—
Between 6 and 12 months	—	—	—
More than 12 months	—	—	—
Trade receivables	4	48	4,000

As of December 31, 2021, the trades receivables are exclusively related to a receivable from AbbVie following the launch of the Phase IIb trial for the Cedirogant program for a total amount of €4.0 million, in accordance with the terms of the collaboration agreement between Inventiva and AbbVie (see Note 1.2, “Significant events of 2021”). This payment was received by the Company on January 31, 2022.

The average payment period is 30 days.

8.2.Other current assets and receivables

	As of December 31,
(in thousands of euros)	2019	2020	2021
CIR	9,818	9,012	4,357
Other	16	16	16
Tax receivables	9,833	9,028	4,373
Prepaid expenses	495	3,313	7,454
Short-term deposit account	—	7,336	8,829
Current accrued income	—	2,000	92
Foreign currency forwards	—	1,791	—
Liquidity agreement - Cash	261	1,029	762
VAT receivables	1,416	1,625	2,828
Other receivables	639	821	294
Other current assets	2,811	17,914	20,260
Other current assets and receivables	12,644	26,942	24,632

As of 31 December 2021

As of December 31, 2021, tax receivables correspond mainly to the research tax credits receivables for 2021 for a total amount of €4.4 million, including €0.2 million of research tax credits for Inventiva Inc. The decrease in tax receivables compared to December 31, 2020 is mainly due to the payment of CIR for 2020 for a total amount of €4.2 million and corrective claims for additional reimbursement of CIR with regards to the years 2016 to 2019 for a total amount of €3.8 million.

Prepaid expenses mainly relate to research costs incurred in connection with CRO contracts with third parties (see Note 21, "Commitments"), and to a lesser extent, to computer maintenance research equipment, patent annuity costs and insurance premiums relating to the first quarter of 2022.

As of 31 December 2020

As of December 31, 2020, tax receivables mainly correspond to research tax credits receivable for 2020 in an amount of €4.8 million, as well as corrective claims for additional reimbursements of CIR with regard to the years from 2017 to 2019 for a total amount of €2.9 million recorded in 2020, requested following the decision of the Council of State in July 2020 on the eligibility of subcontracting expenses.

Short-term deposit accounts of €7.3 million correspond to short-term deposit accounts in U.S. dollars contracted with Société Générale and Crédit Agricole for the amounts of €3.3 million (USD 4.0 million) and €4.1 million (USD 5.0 million) respectively.

Current accrued income corresponded entirely to an income receivable from the group Abbott following the tax audit of fiscal years 2013, 2014, 2015, the conclusions of which were received during fiscal year 2018. On February 10, 2021, the Company has requested the payment from Abbott of the  €2.0 million corresponding to the maximum amount covered by the indemnity under the Additional Agreement (see Notes 8.2, “Other current assets and receivables” and 12, “Provisions”), which is expected to be received in the first semester 2021. As a result, this non-current receivable recorded in December 31, 2019 is reclassified to other current assets as at December 31, 2020.

Foreign currency forwards correspond to the change in fair value of the three contracts that have been subscribed by the Company with Société Générale and Crédit Agricole to protect the value of investments in dollars against fluctuations in the exchange rate between the euro and the dollar up to USD 60 million (refer to Notes 1.3, "Significant events of 2019 and 2020" and 21, "Commitments").

The prepaid expenses correspond mainly to deferral of insurance costs in connection with the initial public offering on the Nasdaq Global Market for an amount of €1.8 million (see Note 1.3, "Significant events of 2019 and 2020") and, to a lesser extent, to IT maintenance and research and development equipment costs, patent maintenance fees and insurance contributions in respect of the first quarter of 2021.

As of 31 December 2019

As of December 31, 2019, tax receivables in a total amount of €9,833 thousand correspond mainly to CIR receivables, comprised of the €4,293 thousand receivable for the current year and receivables from previous years not yet received (€4,171 thousand for 2018, €880 thousand for 2017 and €478 thousand in corrective claims). The CIR receivable relating to 2017 initially amounted to €4,513 thousand (corrective claim included), of which €3,633 thousand (81%) was received in September 2019; the Company is currently disputing the residual amount of €880 thousand withheld by the tax authorities (see Notes 1.3, "Significant events of 2019 and 2020" and 12, "Provisions").

The majority of prepaid expenses amounting to €495 thousand at December 31, 2019 correspond to IT maintenance costs, patent maintenance fees and insurance contributions paid in respect of first quarter 2020. At December 31, 2018, prepaid expenses also included rents relating to fibroscans and certain ad hoc scientific work billed in advance.